Curaleaf Holdings, Inc. Investor Relations Curaleaf Receives All Required Competition Law Clearances for Proposed Acquisition of Aurora Cannabis STAMFORD, Conn., Nov. 10, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) (the "Company"), a leading international provider of consumer and medical cannabis products, today announced that it has received competition law clearances in Germany and Canada for its proposed acquisition of Aurora Cannabis Inc. ("Aurora"). Germany and Canada are the only jurisdictions in which competition law clearance was required for Curaleaf's proposed acquisition. On October 20, 2026 Germany's Federal Ministry for Economic Affairs and Energy granted approval for the proposed acquisition of 100% of the voting rights in Aurora Europe GmbH, Aurora Deutschland GmbH, and Aurora Produktions GmbH by Curaleaf Holdings. On November 2, 2026, Canada's Competition Bureau issued a no-action letter confirming that the Interim Commissioner of Competition had concluded her review and did not, at that time, intend to make an application under section 92 of the Competition Act (Canada) regarding the proposed acquisition of up to all of the issued and outstanding common shares of Aurora Cannabis Inc. On November 3, 2026, Germany's Federal Cartel Office confirmed that the proposed acquisition does not meet the conditions for prohibition under German competition law and may be implemented. Curaleaf's enhanced premium bid of October 6, 2026 to purchase all of the outstanding common shares of Aurora (the "Offer") remains outstanding and is set to expire on December 4, 2026 unless withdrawn or amended. "With all required competition law clearances secured, the path is clear for Aurora shareholders to realize the value our Offer provides," said Boris Jordan, Chairman of the Board and Chief Executive Officer of Curaleaf. "We appreciate the constructive engagement of the regulators who reviewed the transaction." Curaleaf's required competition law reviews are complete, while Organigram's proposed acquisition remains subject to shareholder, court, and regulatory approvals. Curaleaf believes these clearances strengthen its Offer by providing greater certainty of completion and supporting a faster path to closing, subject to the Offer's remaining conditions being satisfied or waived. The Company believes Aurora shareholders should consider this advantage when evaluating the competing proposals. IMPORTANT INFORMATION This document does not constitute an offer to buy or the solicitation of an offer to sell any securities. The Offer is made solely by the Offer to Purchase and Circular dated August 18, 2026, as amended on October 6, 2026 and as may be further amended or supplemented (the "Offer to Purchase and Circular"). SECURITY HOLDERS ARE URGED TO READ THE OFFER TO PURCHASE AND CIRCULAR, THE REGISTRATION STATEMENT ON FORM F-80, THE TENDER OFFER STATEMENT ON SCHEDULE 14D-1F, AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Free copies are available at www.sec.gov or by contacting the Information Agent, Carson Proxy Advisors, at 1-800-530-5189 (toll-free), 416-751-2066 (local/text), or info@carsonproxy.com. NOTICE TO U.S. SHAREHOLDERS The enforcement by investors of civil liabilities under the federal securities laws may be affected adversely by the fact that the subject company is located in a foreign country, and that some or all of its officers and directors are residents of a foreign country. Investors should be aware that the bidder or its affiliates, directly or indirectly, may bid for or make purchases of the issuer's securities subject to the offer or of the issuer's related securities, or of the bidder's securities to be distributed or of the bidder's related securities, during the period of the tender offer, as permitted by applicable Canadian laws or provincial laws or regulations. Curaleaf has filed with the SEC a Registration Statement on Form F-80 under the U.S. Securities Act of 1933, as amended, and a Tender Offer Statement on Schedule 14D-1F under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Offer is being conducted in accordance with Section 14(e) of the Exchange Act and Regulation 14E. THE OFFER AND THE CURALEAF SUBORDINATE VOTING SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY U.S. STATE SECURITIES COMMISSION, NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Curaleaf subordinate voting shares issuable under the Offer have not been registered or otherwise qualified for offer and sale in certain U.S. states where shareholders may reside. No offer is made in those states except to qualifying Exempt Institutional Investors as described in the Offer to Purchase and Circular. FORWARD-LOOKING STATEMENTS This news release contains "forward-looking information" and "forward-looking statements" within the meaning of applicable Canadian and U.S. securities laws (together, "forward-looking statements"), including statements regarding the Offer, and Curaleaf's intentions with respect to the Offer and Aurora. Forward-looking statements can generally be identified by words such as "will," "intend," "expect," "believe," "may," "could" or similar expressions. Forward-looking statements are based on Curaleaf's current expectations and assumptions and are subject to known and unknown risks, uncertainties and other factors, many of which are beyond Curaleaf's control, that could cause actual results to differ materially, including the response of Aurora and its board of directors to the Offer, the satisfaction or waiver of the conditions of the Offer, and the other risks described in the Offer to Purchase and Circular and in Curaleaf's filings available at www.sedarplus.ca and www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. Curaleaf undertakes no obligation to update any forward-looking statements, except as required by applicable law. AURORA AND ORGANIGRAM INFORMATION Information concerning Aurora and Organigram herein is based solely on Aurora's and Organigram's publicly available filings and other public sources. Neither Aurora nor Organigram has not reviewed this document. Neither Curaleaf nor its officers or directors assume responsibility for the accuracy or completeness of such information. About Curaleaf Curaleaf is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, Curaleaf and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf's subordinate voting shares are listed on the Toronto Stock Exchange under the symbol CURA and trade on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Investor Contact: Curaleaf Holdings, Inc. Camilo Lyon, Chief Investment Officer IR@curaleaf.com Media Contact: MATTIO Communications MattioCuraleaf@Mattio.com Shareholder Contact Carson Proxy Advisors North American Toll Free Phone: 1-800-530-5189 Local (Collect outside North America): 416-751-2066 Email: info@carsonproxy.com SOURCE Curaleaf Holdings, Inc. https://ir.curaleaf.com/2026-11-10-Curaleaf-Receives-All-Required-Competition-Law-Clearances-for-Proposed-Acquisition-of- Aurora-Cannabis